UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2020
(Date of earliest event reported)

Legg Mason, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 International Drive	Baltimore	,	MD	21202
(Address of principal executive offices)				Zip Code

(410) 539-0000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value	LM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2020, in connection with pending acquisition of the Legg Mason (the “Merger”) under the Agreement and Plan of Merger by and among Legg Mason, Inc., a Maryland corporation (the “Company”), Franklin Resources, Inc., a Delaware corporation (“Parent”), and Alpha Sub Inc., a Maryland corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company entered into certain retention letter agreements (the “Retention Agreements”) with each of Joseph A. Sullivan, Peter H. Nachtwey, Terence A. Johnson, Patricia Lattin and Thomas C. Merchant, all of whom are executive officers of the Company (each an “Executive,” and collectively, the “Executives”). These Retention Agreements were designed to promote retention and to incentivize efforts to consummate and achieve the anticipated benefits of the proposed Merger. The Compensation Committee of the Company’s Board of Directors approved the entry into these Retention Agreements on April 27, 2020, and the independent directors of the Company ratified the Retention Agreement for Mr. Sullivan, the Company’s Chief Executive Officer, on April 28, 2020.
Pursuant to the Retention Agreements, each Executive is eligible for a retention bonus (the “Retention Bonus”) if he or she (i) reasonably cooperates in the transaction process, including satisfactorily performing assigned job duties and cooperating with the Company to ensure the orderly transition of job duties, responsibilities and knowledge, and (ii) remains continuously employed with the Company through the closing of the Merger (“Closing Date”). Mr. Johnson must also continue to comply with the terms of his Service Agreement, dated April 1, 2013 (the “Service Agreement”).
The Retention Bonus for each Executive will be a lump sum cash payment equal to the greater of (a) fifty percent (50%) of total compensation, which includes the Executive’s base salary plus gross annual incentive compensation (for Mr. Johnson, the total compensation includes the sum of the his base salary as in effect on the date of his Retention Agreement plus his annual incentive compensation for the most recently completed fiscal quarter) and, if applicable, commission received for the most recently completed fiscal year, or (b) seventy-five percent (75%) of the Executive’s base salary as in effect on the date of his or her Retention Agreement, pro-rated for the period from February 18, 2020 until the Closing Date. Payment of the Retention Bonus is also conditioned on the Executive agreeing to certain restrictive covenants, including non-solicitation (except for Mr. Johnson, who must comply with certain post-termination restrictions contained in his Service Agreement), non-disparagement and confidentiality provisions. If the Executive’s Retention Bonus, together with any other payments or benefits provided by the Company under the Retention Agreement, would otherwise exceed the Section 280G of the Internal Revenue Code limit applicable to the Executive, the retention amount will be reduced to the minimum extent necessary to avoid exceeding such limit. The amount of Retention Bonus for each of the Executives, assuming the Closing Date is August 1, 2020 and there is no reduction related to Section 280G, is as follows: Joseph A. Sullivan $2,200,000; Peter H. Nachtwey $868,750; Terence A. Johnson $751,652; Thomas C. Merchant $537,500; and Patricia Lattin $318,750.
Payment of the Retention Bonus is in addition to any severance or other benefits that the Executive may otherwise be eligible to receive. Each Executive other than Mr. Johnson is entitled to severance payments and benefits pursuant to (i) certain letter agreements entered into on May 21, 2019 in the event of an involuntary termination by the Company of the Executive’s employment other than for Cause (as defined in the Retention Agreement) on or before September 30, 2020 and (ii) thereafter under the terms of the Company’s severance benefits plan for reductions in force, as such plan may be amended, in each case, subject to the Executive’s execution of a general employment release of claims. Mr. Johnson may be entitled to certain rights, including notice and/or compensation, upon a termination of his employment under both his Service Agreement and English law.
Mr. Sullivan has also entered into a Non-Competition Agreement, dated April 29, 2020 (the “Non-Competition Agreement”), with the Company in connection with his Retention Agreement. Pursuant to the terms of the Non-Competition Agreement, Mr. Sullivan agreed that during his employment with the Company and for the twelve (12) month period commencing on his date of termination of employment with the Company for any reason, Mr. Sullivan will not, directly or indirectly, own any interest in, manage, control, participate in, consult with, or render services, anywhere the Company currently conducts business or proposes to conduct business, for any Competitor (as defined in the Non-Competition Agreement); provided, that Mr. Sullivan is not restricted from owning less than two percent (2%) of the stock of a publicly held corporation.
The foregoing summary of the forms of Retention Letter Agreement for Mr. Sullivan, Mr. Nachtwey, Ms. Lattin and Mr. Merchant, the U.K. Retention Letter Agreement for Mr. Johnson and the Non-Competition Agreement for Mr. Sullivan do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the applicable agreements, forms of which are attached hereto as Exhibits 10.1, 10.2, and 10.3 respectively, and incorporated herein by reference.

Forward-Looking Statements
Statements in this Current Report on Form 8-K (the “Form 8-K”) and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.
Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by Parent of the Company, including regarding the timing of closing of the transaction.
Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the Merger may disrupt the Company’s business operations (including the threatened or actual loss of employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.
For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Parent’s and the Company’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.
Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. Parent and the Company undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Additional Information and Where to Find It
This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. This filing does not constitute a solicitation of any vote or approval. In connection with the proposed Merger, the Company has filed with the SEC and furnished to the Company’s stockholders a definitive proxy statement and other relevant documents. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
Investors may obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger are set forth in the proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.    Description

10.1    Form of Retention Letter Agreement with each Peter H. Nachtwey, Patricia Lattin and Thomas C. Merchant.*

10.2    Form of Retention Letter Agreement with Joseph A. Sullivan.*

10.3    Form of Retention Letter Agreement with Terence A. Johnson.*

10.4    Form of Non-Competition Agreement by and between Joseph A. Sullivan and Legg Mason, Inc.*

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules (or similar attachments) omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.

Date: May 1, 2020	By:	/s/ Thomas C. Merchant
		Name:	Thomas C. Merchant
		Title:	Executive Vice President and General Counsel